UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K




PURSUANT TO SECTION 13  OR 15 (d)  OF THE SECURITIES EXCHANGE ACT
OF 1934


Date of Report (Date of earliest event reported)February 23, 1999
                                                -----------------

              FIRST PHILSON FINANCIAL CORPORATION
-----------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                            000-20163
                     ------------------------
                     (Commission file number)


       Delaware                              25-1511866
-----------------------------     -------------------------------
(State or other jurisdiction      (I.R.S. Employer Identification
 of incorporation)                 No.)


                534 Main Street, Berlin, PA  15530
             ----------------------------------------
             (Address of principal executive offices)


                          (814) 267-4666
         ----------------------------------------------------
         (Registrant's telephone number, including area code)


                          Not Applicable
   -------------------------------------------------------------
   (Former name or  former address, if changed since last report)




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               First Philson Financial Corporation



     Item 1 - Changes in Control of Registrant

          NONE

     Item 2 - Acquisition or Disposition of Assets

          NONE

     Item 3 - Bankruptcy or Receivership

          NONE

     Item 4 - Changes in Registrant's Certifying Accountant

          NONE

     Item 5 - Other Events

          The Company and BT Financial Corporation, ("BTFC"), Johnstown, Pennsylvania, have entered into a definitive agreement to merge, with BTFC being the surviving corporation. The Company's banking subsidiary, First Philson Bank, N.A., Berlin, Pennsylvania will be merged into Laurel Bank, BTFC's banking subsidiary. Each of the Company's shareholders will receive 1.667 shares of BTFC's common stock for each share of the Company's common stock. The transaction is subject to regulatory and shareholder approal and other conditions. A copy of the agreement is attached.


     Item 6 - Resignations of Registrant's Directors

          NONE

     Item 7 - Financial Statements and Exhibits

          NONE

     Item 8 - Change in Fiscal Year

          NONE

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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                FIRST PHILSON FINANCIAL CORPORATION



Date      March 1, 1999           By /s/Theodore Deskevich
       ----------------------        -----------------------
                                     Theodore Deskevich
                                     Executive Vice President
                                     and Chief Financial Officer


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